Exhibit 99.1

September 2010 KapStone Paper and Packaging Well Positioned to Prosper

KAPSTONE PAPER AND PACKAGING CORPORATION Forward Looking Statements 2 The information in this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation.

KAPSTONE PAPER AND PACKAGING CORPORATION A UNIQUE BEGINNING 3 In April 2005, KapStone was founded as a Special Purpose Acquisition Corp. Management team consisted of two paper and packaging industry veterans, Roger Stone and Matt Kaplan Successful record of managing paper and packaging assets History of identifying and acquiring assets at attractive valuations Outstanding long-term reputation in the credit markets Proven track record of growing shareholder value Collectively are largest stakeholders in stock $120 million raised in IPO Focus on paper, packaging, and forest products industries

KAPSTONE PAPER AND PACKAGING CORPORATION 4 Growth of Business Two contingent earn out payments of up to $55 million (payable in 2012) Purchase price multiple of 3.3 times based on 2007 EBITDA Purchase price multiple of 5.8 times based on 2007 adjusted EBITDA No contingent earn out payment OUR FACILITIES In January 2007, KapStone acquired IP’s Kraft Papers Business for $151 million In July 2008, KapStone acquired MWV’s Charleston Kraft Division for $471 million

KAPSTONE PAPER AND PACKAGING CORPORATION OUR FACILITIES 5 Two highly efficient and cost effective paper mills capable of producing approximately 1.3 million tons of various paper grades annually Locations Both mills well located for domestic and export distribution Access to abundant, high quality, low cost wood Quality leader across product lines Moderate total annual CAPEX of $25 million to $30 million including maintenance CAPEX of $20 million to $23 million

KAPSTONE PAPER AND PACKAGING CORPORATION OUR PRODUCTS 6 DuraSorb® Saturating Kraft — Approximately 325,000 tons per year normalized mix Found in various high pressure laminates Product included in furniture, shelving, countertops, medical surfaces, flooring, and industrial laminates for siding and plywood overlays Market leader Kraft Linerboard — Approximately 565,000 tons per year normalized mix Surface facing on corrugated boxes Wide range of grades and basis weights High performance light weight grades

KAPSTONE PAPER AND PACKAGING CORPORATION OUR PRODUCTS 7 Kraft Papers — Approximately 300,000 tons per year normalized mix Multiwall -Packaging for flour, sugar, pet food, cat litter, cement, dry chemicals, minerals, and dunnage Converting-Tape and label backing, wrapping paper, wax paper packaging, coating and laminating, roll wrap, and dunnage Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery North America’s market leader with 19% of market share

KAPSTONE PAPER AND PACKAGING CORPORATION OUR PRODUCTS 8 Kraftpak® — Approximately 110,000 tons per year normalized mix A virgin fiber, unbleached, uncoated folding carton board Uses include beverage, gift boxes, take out cartons, retail food, and quick serve cartons Strong position in niche market

KAPSTONE PAPER AND PACKAGING CORPORATION OUR INDUSTRY 9 A CHANGING INDUSTRY Consolidation Sale of timber assets Behavioral changes in industry Capacity closures

KapStone 10 272 299 323 285 315 326 000s of tons Tons Produced/Sold 2Q 09 1Q 10* 2Q 10 $0 $8 $25 2Q 09 1Q 10 2Q 10 Adjusted EBITDA** Well Positioned to Prosper 85% 96% 99% 2Q 09 1Q 10 2Q 10 Operating Rates $529 $495 $503 $535 $585 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Avg. Revenue per Ton **Adjusted to exclude special items-see appendix *Charleston tri-annual maintenance outage reduced production 17K tons Strong Operating Performance Growing Revenue, Higher Prices and Improved Mix Driving Higher Profitability and Cash Generation $ in Millions $356 $139 $67 $17 $27 $106 6/30/2009 3Q 09 4Q 09 1Q 10 2Q 10 6/30/2010 Net Debt $156 $170 $166 $176 $199 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 $ in Millions Avg. Rev./Ton Net Sales

KAPSTONE PAPER AND PACKAGING CORPORATION 11 Strong balance sheet Aggressive debt and interest expense reduction Net debt reduced by $357 million since July 1, 2008 to $106 million at June 30, 2010 Quarterly interest expense in Q2 2010 down $7 million since Q4 2008 WELL POSITIONED TO PROSPER Current interest rate on majority of debt 1.8% Debt to capitalization ratio was 23% at June 30, 2010 Debt to EBITDA ratio per bank agreement was 0.82 to 1.00

KAPSTONE PAPER AND PACKAGING CORPORATION Well Positioned to Prosper 12 Strong cash flow Low annual maintenance Capex of $23 - $25 million Expect to pay minimal cash taxes Very low interest expense Net debt balance at June 30, 2010 was $106 million Quarterly interest expense at current interest rates of 1.8% less than $1 million

KAPSTONE PAPER AND PACKAGING CORPORATION $605 $621 $595 $529 $495 $503 $535 $585 0 100 200 300 400 500 600 700 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 Dollars Average Revenue per Ton FUTURE OPPORTUNITIES PRICE IMPROVEMENT 13 Our selling prices and average revenue per ton have increased significantly since 3Q 2009 Average revenue per ton fell from peak of $621 per ton in 4Q 2008 to $495 per ton in 3Q 2009 Price restoration began late in the fourth quarter of 2009

KAPSTONE PAPER AND PACKAGING CORPORATION Future Opportunities Price Improvement 14 Price increases that will favorably impact future earnings: Kraft paper $60 per ton, April 2010 – fully realized in 3Q 2010 $40 per ton, August 2010 – to be mostly realized by 4Q 2010 Possible $20 per ton, September 2010, on bag and sack grades to be fully realized in 1Q 2011 Linerboard $60 per ton, April 2010 for domestic linerboard – fully realized in 3Q 2010 $40 per ton, August 2010 for domestic linerboard – to be fully realized by 1Q 2011 Possible $20 per ton, September 2010 - to be fully realized by 1Q 2011 $200 per ton increase in export linerboard since fall of 2009 – fully realized by end of 3Q 2010 Saturating kraft Announced $40 to $60 per ton – 75% realized in 3Q 2010, remainder 2011 Kraftpak® Announced $40 per ton – fully realized in 3Q 2010

Future Opportunities
Product Mix Improvement

15

- In early 2009, product mix had deteriorated with sales of our lowest margin product, export linerboard, replacing our higher margin products
- Increasing demand and sales initiatives enabled us to improve product mix and overall profitability back to normalized levels
- Future product mix improvements will be less significant

2Q 09 Unit Sales by Product Line Mix
Total Tons Sold = 284,514


Export Linerboard 26%
DuraSorb® 21%
Kraft Paper 22%
Kraftpak 8%
Domestic Linerboard 23%

2Q 10 Quarterly Unit Product Line Mix
Total Tons Sold = 325,657


Export Linerboard 15%
DuraSorb® 24%
Kraft Paper 23%
Kraftpak® 8%
Domestic Linerboard 31%

KAPSTONE
PAPER AND PACKAGING CORPORATION

KAPSTONE PAPER AND PACKAGING CORPORATION Future Opportunities Acquisitions 16 Experienced management team with successful track record of identifying and acquiring assets at attractive valuations Strong balance sheet to support growth Focus on value opportunities

KAPSTONE PAPER AND PACKAGING CORPORATION Summary 17 Positive effects of economic recovery Demand rebounded significantly providing healthy backlogs at maximum operating rates Paper prices rebounded rapidly from previously depressed levels Product mix improved as demand for saturating kraft, domestic linerboard and kraft paper increase Benefits from industry consolidation Unprecedented level of supply discipline and inventory management Both mills located in excellent wood baskets No exposure to variability of OCC pricing KapStone’s low cost mills use 100% virgin pulpwood

KAPSTONE PAPER AND PACKAGING CORPORATION Summary 18 Strong balance sheet at June 30, 2010 Net debt at $106 million Debt to capitalization at 23% Strong cash flows Low debt carrying costs resulting from pay down almost 80% of debt since Charleston acquisition Low interest rates-1.8% on majority of debt at June 30, 2010 Lower future principal payments Low maintenance Capex of $23 to $25 million annually Currently, expect to pay minimal cash taxes

KAPSTONE PAPER AND PACKAGING CORPORATION Summary 19 Further industry consolidation will result in the availability of high quality, attractively priced assets Strong balance sheet will allow us to take advantage of acquisition opportunities KapStone led by experienced management team with proven track record of growing shareholder value Strong company very well situated in an improving, dynamically changing industry

KAPSTONE PAPER AND PACKAGING CORPORATION TRACK RECORD OF PROVIDING RETURN TO OUR SHAREHOLDERS 20 Closing Price of $11.30 Aug.13, 2010 Ranked 5th by Fortune in 2010 annual list of 100 Fastest Growing Companies on: Growth in revenue, EPS and total stock market return over past 3 years Ranked 1st for industrial companies 0.00 50.00 100.00 150.00 200.00 250.00 8/30/2005 12/31/2005 12/31/2006 12/31/2007 12/31/2008 12/31/2009 8/15/2010 Comparison of 4 Year Cumulative Total Return Assumes Initial Investment of $100 August 2010 KapStone Paper and Packaging Corp. S&P 500 Index - Total Returns S&P 500 Paper Packaging Index  FORTUNE

Appendix

KAPSTONE PAPER AND PACKAGING CORPORATION Facilities 22 Headquarters Northbrook, IL Roanoke Rapids, NC Paper mill with two paper machines, capacity 420,000 tons Charleston, SC area Paper mill with 3 paper machines, capacity 882,000 tons 100 megawatt power generating facility Lumber mill and five chip mills

Facilities

23

Roanoke Rapids Mill

The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines

- Broad range of basis weights, manufacturing flexibility
- Leading edge technology as a result of $70 million in capital investments since 1998

Paper Machine	Available Product	Year Built	Most Recent Upgrade	Capacity (tons)
No. 3	Kraft paper	1953	1998	205,000
	Linerboard			
No. 4	Kraft paper / Specialty	1959	1999 / 2004	120,000
	Linerboard			100,000
Total Tons				**425,000**

Prime Location

- On I-95 corridor in North Carolina, excellent geographic location
- In low cost S.E. fiber region



Annual maintenance CAPEX estimated to be approximately $5 to $6 million

KAPSTONE
PAPER AND PACKAGING CORPORATION

KAPSTONE PAPER AND PACKAGING CORPORATION Facilities 24 Charleston Mill The Charleston Mill operates three paper machines, all of which have been upgraded within the past 11 years The assets also include: A 100 megawatt power- A lumber mill in Summerville, SC Five chip mills, including one on-site at the Summerville lumber mill Prime Location On Charleston Harbor with excellent world-wide freight rates In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $15 to $17 million Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) No. 1 Saturating Kraft 1937 2004 275,000 Kraftpak® 316,000 Linerboard 324,000 No. 2 Saturating Kraft 1947 2007 248,000 No. 3 Linerboard 1957 1998 310,000 Total Tons 833,000-882,000 generating facility (“Cogen”) located adjacent to the Charleston Mill

KAPSTONE PAPER AND PACKAGING CORPORATION Reconciliation of Non-GAAP Financial Measures 25 The non-GAAP financial measures are used in the presentation materials in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and to not rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may non-GAAP financial measures having the same or similar names. not be possible to compare these financial measures with other companies’

KapStone 26 Supplemental Information March 31, 2010 2009 2010 Net Income (GAAP) to EBITDA (Non-GAAP) to Adjusted EBITDA (Non-GAAP): Net income (GAAP) 6,391 $ 18,112 $ 7,093 $ Interest income (9) - (9) Interest expense 861 4,156 818 Amortization of debt issuance costs 776 855 483 Provision for income taxes 3,581 10,416 3,606 Depreciation and amortization 11,346 13,488 11,149 EBITDA (Non-GAAP) 22,946 $ 47,027 $ 23,140 $ Alternative fuel mixture tax credits (22,155) (48,562) (40) Planned maintenance outage 6,510 - 300 Dunnage bag business - 704 - Stock based compensation expense 637 528 1,520 Adjusted EBITDA (Non-GAAP) 7,938 $ (303) $ 24,920 $ Net Income (GAAP) to Adjusted Net Income (Non-GAAP): Net income (GAAP) 6,391 $ 18,112 $ 7,093 $ Alternative fuel mixture tax credits (14,199) (30,831) (27) Planned maintenance outage 4,172 - 199 Dunnage bag business - 447 - Stock based compensation expense 408 335 1,008 Adjusted Net Income (Non-GAAP) (3,228) $ (11,937) $ 8,273 $ June 30, GAAP to Non-GAAP Reconciliations ($ in thousands, except share and per share amounts) (unaudited) Quarter Ended June 30,